UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

April 3, 2007

CSMG TECHNOLGIES, INC.

(Exact Name of Registrant as Specified in Charter)
Texas	0-27359	74-2653437
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

500 North Shoreline Drive, Suite 701 North
Corpus Christi, TX 78471

 (Address of principal executive offices) (Zip Code)

(361) 887-7546

 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 3, 2007 the Registrant (“CSMG Technologies”) sold to Region Invest LLP, a company located in Dneipropetrovsk, Ukraine, its minority one-third interest in United Engineering Company (“UEC”), a Ukrainian company, for $330,000. There is no relationship between the purchaser and either CSMG Technologies or any of CSMG Technologies’ affiliates, directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSMG Technologies, Inc.

Date: April 9, 2007	By:	/s/ Donald S. Robbins
Donald S. Robbins
Chief Executive Officer